UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 28, 2008
Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.
This filing amends the Form 8-K that was filed earlier today.
On October 28, 2008, the Corporation issued a press release announcing financial results for the third quarter and nine months ended September 30, 2008. The press release contained a typographical error on page 3 when the Corporation reported that on October 24, 2008, Moody’s downgraded the Corporation’s long-term rating from Baa3 to Baa1. The Corporation is correcting the error by reporting that on October 24, 2008, Moody’s downgraded the Corporation’s long-term rating from Baa1 to Baa3.
The Corporation has reissued its press release dated October 28, 2008 correcting the error. The corrected press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated October 28, 2008, announcing financial results for the third quarter and nine months ended September 30, 2008.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 28, 2008, announcing financial results for the third quarter and nine months ended September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)
Date: October 28, 2008	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Senior Vice President and Chief Financial Officer